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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-75870), Form S-8 (No. 333-05645) and on Form S-8 (No. 333-52955) of PetroCorp Incorporated of our report dated March 24, 2000, relating to the audited financial statements, which appear in The Annual Report of PetroCorp Incorporated on Form 10-K for the year ended December 31, 1999.



PricewaterhouseCoopers LLP

Tulsa, Oklahoma
March 28, 2000